UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST FI Pyramis® Quantitative Portfolio

(formerly, AST First Trust Balanced Target Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
April 16, 2014

To the Shareholders:

On November 18-19, 2013, at a meeting of the Board of Trustees of Advanced Series Trust (AST or the Trust), the trustees approved a new subadvisory agreement, terminating a previous subadvisory agreement, and changing the name of the AST First Trust Balanced Target Portfolio. Effective February 10, 2014, Pyramis Global Advisors, LLC (Pyramis or the Subadviser) became the new subadviser and the name was changed from the AST First Trust Balanced Target Portfolio to the AST FI Pyramis Quantitative Portfolio (the Portfolio).

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS) as the investment managers of the Portfolio (collectively, the Manager) have: (i) entered into a new subadvisory agreement with Pyramis relating to the Portfolio (the New Subadvisory Agreement); and (ii) terminated the subadvisory agreement with First Trust Advisors, L.P. (First Trust) relating to the Portfolio. The investment management agreement relating to the Portfolio will not change as a result of Pyramis’ replacement of First Trust as subadviser for the Portfolio.

This information statement describes the circumstances surrounding the Board of Trustees' approval of the New Subadvisory Agreement and provides you with an overview of its terms. PI and ASTIS will continue as the Portfolio's investment managers. This information statement does not require any action by you. It is provided to inform you about Pyramis’ replacement of First Trust as subadviser for the Portfolio.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTLSLCGIS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST FI Pyramis® Quantitative Portfolio

(formerly, AST First Trust Balanced Target Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
April 16, 2013

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST FI Pyramis® Quantitative Portfolio, formerly known as the AST First Trust Balanced Target Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.1

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102-4077. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement). At a meeting of the Board held on November 18-19, 2013, the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), unanimously approved: (i) a New Subadvisory Agreement between the Manager and Pyramis Global Advisors, LLC (Pyramis) with respect to the Portfolio; (ii) the termination of the previous subadvisory agreement between the Manager and First Trust Advisors, L.P. (First Trust) with respect to the Portfolio (the Prior Subadvisory Agreement). This revised subadvisory arrangement became effective as of February 10, 2014. Pyramis is currently the sole subadviser for the Portfolio.

The Portfolio will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about April 16, 2014 to shareholders investing in the Portfolio as of February 10, 2014.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered the New Subadvisory Agreement among PI, ASTIS and Pyramis for the Portfolio. The New Subadvisory Agreement relates to the appointment of Pyramis to replace First Trust as the new subadviser to the Portfolio. The Board, including all of the Independent Trustees, met on November 18-19, 2013 (the Board Meeting) and approved the New Subadvisory Agreement for an initial two year period and changing the name of the Portfolio to the AST FI Pyramis® Quantitative Portfolio, after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Pyramis; comparable performance information; the fees paid by the Manager to Pyramis; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Pyramis. In connection with its deliberations, the Board considered information provided by the Manager and Pyramis at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Pyramis are appropriate in light of the services to be performed and the fee arrangement under the New Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by First Trust under the Prior Subadvisory Agreement and those that would be provided by Pyramis under the proposed New Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that First Trust and Pyramis were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Pyramis. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Subadviser. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to Pyramis. The Board also noted that Pyramis provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about Pyramis, and its experience with Pyramis with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Pyramis.

Performance

The Board received and considered information regarding simulated returns based on the strategy proposed to be implemented by Pyramis for the Portfolio. The Board concluded that it was satisfied with the performance of Pyramis.

Fee Rates

The Board considered the proposed subadvisory fee rate payable from the Manager to Pyramis under the New Subadvisory Agreement. The Board considered that the contractual subadvisory fee rate for Pyramis was equal to that for First Trust, but noted that Pyramis had agreed to voluntarily waive a portion of its subadvisory fees, resulting in a lower effective subadvisory fee rate. The Board noted that this lower effective subadvisory fee rate would result in an increase in the net investment management fee to be retained by the Manager, and therefore the Manager agreed to waive a portion of the management fee paid by the Portfolio to the Manager. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of Pyramis with regard to the Portfolio is new, there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels.  The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Pyramis

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and Pyramis in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Pyramis were similar to benefits derived by the Manager and Pyramis in connection with their management of the other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Pyramis were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other AST portfolios for which Pyramis provides subadvisory services at the June 11-12, 2013 Board meeting. The Board concluded that any potential benefits to be derived by Pyramis included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about the Subadviser

Pyramis is headquartered at 900 Salem Street, Smithfield, Rhode Island 02917. Pyramis is an indirect wholly-owned subsidiary of FMR LLC. Pyramis was founded in 2005 and managed approximately $203 billion in assets as of December 31, 2013. Additional information relating to the management of Pyramis and other funds managed by Pyramis is set forth in Exhibit B.

Terms of the New Subadvisory Agreement

With the exception of fees, the material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement. The Subadviser is compensated by the Manager (and not the Portfolio) for the portion of assets it manages. The subadvisory fee rate under the Prior Subadvisory Agreement, the subadvisory fee rate under the New Subadvisory Agreement and the fees paid to First Trust for the fiscal year ended December 31, 2013 are set forth below:

Prior Subadvisory Fee Rates	New Subadvisory Fee Rates*	Subadvisory Fees for the Fiscal Year Ended December 31, 2013
0.35% of average daily net assets to $250 million; 0.30% of average daily net assets over $250 million to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion	0.35% of average daily net assets to $250 million; 0.30% of average daily net assets over $250 million to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion	$10,121,474

* The subadvisory relationship with Pyramis is subject to a relationship pricing discount. The effective monthly subadvisory fees for the Portfolio will be reduced by the following percentages based on the combined average daily net assets of each of the AST portfolios that Pyramis subadvises for the Manager:

•	Combined assets up to $1 billion: 2.5% fee reduction.
•	Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction.
•	Combined assets between $2.5 billion and $5 billion: 7.5% fee reduction.
•	Combined assets above $5.0 billion: 15.0% fee reduction.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, Pyramis is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Pyramis will provide the Manager with access to all books and records required to be maintained by sub-investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s management agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by Pyramis or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Pyramis will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT OF THE TRUST

The Manager

The Trust is managed by PI and ASTIS, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

As of December 31, 2013, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately 237.8 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of December 31, 2013, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $127.5 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Board and in conformity with the stated policies of the Portfolio, manages both the investment operations of the Portfolio and the composition of the investment portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Manager reviews the performance of the subadvisers and makes recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Manager also administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its officers and employees who have been elected as Trustees or officers of AST to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such officers or employees of the Manager.

In connection with its management of the corporate affairs of the Trust, the Manager bears the following expenses:

■	the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and
■	the fees, costs and expenses payable to any subadvisers pursuant to subadvisory agreements between the Manager and such subadvisers.

Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

■	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;
■	the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■	the charges and expenses of the Trust's legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Trust to governmental agencies;
■	the fees of any trade associations of which the Trust may be a member;
■	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust, by the Board, or by vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, the Portfolio compensates the Manager as follows:

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees for Fiscal Year Ended 12/31/13
AST FI Pyramis® Quantitative Portfolio	0.84% of average daily net assets to $300 million; 0.83% on next $200 million of average daily net assets; 0.82% on next $250 million of average daily net assets; 0.81% on next $2.5 billion of average daily net assets; 0.80% on next $2.75 billion of average daily net assets; 0.77% on next $4 billion of average daily net assets; 0.75% over $10 billion of average daily net assets	$35,782,553

*The Manager has contractually agreed to waive 0.08% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Manager and the Trust’s Board of Trustees.

Directors and Officers of PI and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of Pyramis.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of Pyramis.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin	Executive Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).

Robert O'Donnell	Executive Vice President and Director	Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the Officers of the Trust who are also officers or directors of PI and/or ASTIS.*

Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Lee D. Augsburger	Chief Compliance Officer	N/A	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Grace C. Torres	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Assistant Treasurer and Vice President

*Excludes Messrs. O'Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the Distribution Agreement, the Portfolio is subject to an annual distribution or “12b-1” fee of 0.10% of the average daily net assets of the Portfolio.

For the most recently completed fiscal year, the Portfolios incurred the following approximate amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST FI Pyramis® Quantitative Portfolio	$3,974,272

Brokerage

The Portfolio did not pay any commissions to affiliated broker dealers for the fiscal year ended December 31, 2013.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C to this Information Statement.

Deborah A. Docs
Secretary

Dated: April 16, 2014

ADVANCED SERIES TRUST

AST FI Pyramis® Quantitative Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 10th day of February, 2014 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Pyramis Global Advisors, LLC, a Delaware corporation (Pyramis or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to one or more series of the Trust as specified in Schedule A hereto (individually and collectively referred to herein as the Portfolio) and to manage such portion of the Trust or Portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Portfolio's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to the Subadviser from time to time by the Co-Managers (collectively, the Trust Documents) and with the policies, procedures, and guidelines of the Co-Managers and of the Board of Trustees of the Trust that are furnished in writing to the Subadviser from time to time by the Co-Managers (collectively, the Trust Policies), co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance with, and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the Code), including, without limitation, Section 817(h) of the Code and the U.S. Treasury regulations thereunder, and all other applicable federal and state laws, rules, and regulations; provided however, that the Co-Managers agree to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments that the Portfolio might otherwise make (collectively referred to herein as the Insurance Restrictions), and to inform the Subadviser of any changes in such Insurance Restrictions. In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in the preparation of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser with copies of any revisions or supplements to the Trust Documents and Trust Policies and shall, to the extent reasonably practicable, provide such revisions or supplements to Subadviser within a reasonable time period before the time such revisions or supplements are to become effective; provided, however, that the Subadviser shall not be liable for any breach or violation of a policy or procedure contained in a revised or supplemented Trust Document or Trust Policy that occurs prior to the Subadviser’s receipt of such revised or supplemented Trust Document or Trust Policy.

(iii) The Subadviser shall determine in its discretion, and without prior consultation with the Co-Managers, the securities, futures contracts and investment instruments to be purchased or sold by such portion of the Portfolio without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of securities, futures contracts or other investment instruments, or cash, as the Subadviser shall determine. The Subadviser may place orders with or through such persons, brokers, dealers or futures commission merchants selected by the Subadviser or to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Portfolio with investment supervision, it is recognized that the Subadviser shall use its best efforts to seek on behalf of the Portfolio the best overall terms available. Within the framework of this policy, the Subadviser shall consider all factors it deems relevant, including the financial responsibility and execution capability, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser has a clearing broker affiliate and the Subadviser is unable to prevent unaffiliated broker-dealers from selecting this affiliate to clear trades. The Subadviser shall have discretion to effect investment transactions for the Portfolio through broker dealers (including, to the extent legally permissible, broker dealers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Portfolio and other accounts as to which it or they may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased as set forth in Pyramis’ Form ADV. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients as set forth in Pyramis’ Form ADV.

(iv) The Subadviser shall maintain all books and records with respect to the Portfolio's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Portfolio's securities.

(v) The Subadviser or an affiliate shall provide the custodian designated to hold assets of the Portfolio (the Custodian) on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers. The Co-Managers shall provide the Subadviser with a copy of the Trust’s agreement with the Custodian and any modifications thereto (the Custody Agreement). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). Subject to Section 4 of this Agreement, the Subadviser shall have no liability for the acts or omissions of the Custodian.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(viii) In the event the Co-Managers provide written notice of an intention to terminate this Agreement in accordance with the provisions of Section 5 hereof or if this Agreement otherwise terminates in accordance with the provisions of Section 5 hereof, the Subadviser shall reasonably cooperate with any transition manager, transition broker-dealer, successor investment subadviser to the Portfolio, and the Co-Managers in transitioning the management of the Portfolio, or any portion thereof, to one or more new subadvisers or to the Co-Managers, by taking certain actions, including, without limitation, (i) providing the transition manager or transition broker-dealer, at such intervals as the transition manager or transition broker-dealer may request, with a list of holdings for the portion of Portfolio assets under the Subadviser's management and such other information as reasonably requested by the transition manager, transition broker-dealer, or Co-Managers and (ii) refraining from trading on behalf of the Portfolio in accordance with any written instructions provided to the Subadviser by the Co-Managers.

(a) The Subadviser shall keep such books and records of such portion of the Portfolio as are required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Portfolio required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Portfolio are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof, provided, however, that the Co-Managers acknowledge that the Subadviser is not the keeper of the books and records for the Trust or the Portfolio for purposes of other than Rule 31a-1 under the 1940 Act or any successor regulation.

(b) The parties intend that the Fund shall be managed and operated in such a way that the commodity pool for the Fund will qualify for an exemption from registration as a commodity pool with respect to the Fund under Rule 4.5 of the Commodity Exchange Act of 1936, as amended.

(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and other applicable federal and state laws, rules, and regulations. Notwithstanding anything to the contrary herein, the Co-Managers acknowledge that the Subadviser is not the compliance agent for the Trust, the Portfolio or for the Co-Managers, is not the keeper of the books and records for the Trust or the Portfolio for purposes other than Rule 31 a-I under the 1940 Act or any successor regulation, and does not have access to all of the Trust's or Portfolio's books and records necessary to perform certain compliance testing. The agreement of the Subadviser to perform services in paragraph I hereof in accordance with the 1940 Act, the Advisers Act, the Code and the U.S. Treasury regulations thereunder, federal and state securities laws, the Insurance Restrictions, and all other applicable federal and state laws, rules, and regulations, the Trust Documents, and the Trust Policies is subject to the understanding that the Subadviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Trust's and Portfolio's books and records, as modified by information or instructions relating to the Portfolio that are provided in writing to the Subadviser by the Co Managers or the Portfolio 's other service providers.

(d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) Subadviser has provided Co-Managers with a copy of its current Form ADV Parts 2A and 2B as most recently deemed to be filed with the SEC, and promptly will furnish a copy of all amendments thereto to Co-Managers.

(f) Unless Subadviser otherwise agrees in writing, Subadviser will not advise or take any action on behalf of the Portfolio in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, the Portfolio, or involving the issuers of such securities. Subadviser will forward all proof of claim forms and related materials to the Portfolio’s custodian or Co-Managers upon receipt. Subadviser will not be liable for failure to file such forms. Subadviser will cooperate reasonably as requested by Co-Managers or the custodian if any possible proceeding.

(g) Unless the Co-Managers give the Subadviser written instructions to the contrary 30 days in advance, the Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Portfolio, subject to such reasonable reporting and other requirements as shall be mutually agreed between the Co-Managers and the Subadviser from time to time. The Co-Managers shall instruct the Custodian, administrator and other parties providing services to the Portfolio to promptly forward misdirected proxy materials to the Subadviser.

(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Portfolio’s securities whether those market quotations are reliable for purposes of valuing the Portfolio’s securities and determining the Portfolio's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Portfolio’s securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the portion of the Portfolio managed by the Subadviser as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued, provided however, that subject to Section 4 of this Agreement, the Subadviser shall have no liability for its acts or omissions with respect to the provision of such services.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Portfolio managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder including, but not limited to, any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser timely information relating to any Insurance Restrictions and SEC exemptive orders relating to the Trust. The Trust and the Co-Managers will promptly furnish to the Subadviser such information relating to any of them or the business affairs of the Trust as the Subadviser shall from time to time request that is required for the Subadviser to discharge its obligations hereunder.

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Portfolio managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the compensation described in Schedule A shall be prorated. Compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Co-Managers are paid by the Trust pursuant to the Management Agreement. The Co-Managers shall pay the Subadviser no later than the end of the twentieth (20th) business day following the end of the relevant payment period.

4. Neither the Subadviser nor any of its affiliated persons, its officers, directors, or employees, nor any person performing functions for the Portfolio (at the direction or request of the Subadviser) or the Subadviser in connection with the Subadviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement shall be liable for any error of judgment or for any loss suffered by the Trust, the Portfolio or the Co-Managers, in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. Co-Managers agree to provide to Subadviser, as Subadviser may reasonably request, or as otherwise required by Rule 206(4)-5 under the Advisers Act, (i) certification that the Portfolio is not a Covered Investment Pool, as defined in Rule 206(4)-5(f)(3), or (ii) in the event that a Portfolio becomes a Covered Investment Pool, a list of the Government Entities invested in the Portfolio.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other. Co-Managers and Subadviser each acknowledges its consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided by one to the other related to services provided under this Agreement. Either party may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the other. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Pyramis Global Advisors, LLC, 900 Salem St. OT3N4, Smithfield, RI 02917 Attention: Michael Palermo, Senior Vice President and Head of Relationship Management; and Pyramis Global Advisors, LLC, 68 Devonshire St., Mailzone N10A, Boston, MA 02109 Attention: Marc Parsons.

7. (a) Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The Subadviser shall for purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust, the Portfolio or the Co-Managers in any way or otherwise be deemed an agent of the Trust, the Portfolio or the Co-Managers except in connection with the portfolio management services provided by the Subadviser hereunder. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts, and other documents requested by brokers, dealers, counterparties, and other persons in connection with its management of the assets of the Portfolio; provided that the Subadviser receives the express agreement and consent of the Co-Managers or the Trustees of the Trust to execute futures account agreements, ISDA Master Agreements, credit facility agreements, tri-party custody agreements, and other documents related thereto, and may direct payments of cash, cash equivalents, and securities and other property into such brokerage and custodial accounts as the Subadviser deems desirable or appropriate.

(b) The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Co-Managers, the Trust and Portfolio shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the Subadviser shall promptly notify the Co-Managers of any change in the persons identified in the Trust Documents as performing the portfolio management duties described herein and therein. Except where prohibited by applicable law or regulation, the Subadviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement, other than portfolio management duties, to any affiliate, provided that: (i) the Subadviser shall remain responsible to the Co-Managers, the Trust, and the Portfolio for the performance of all of its responsibilities and duties hereunder as if the Subadviser (rather than its affiliate) were performing all of its responsibilities and duties hereunder; (ii) the Subadviser's liability to the Co-Managers under this Agreement shall not be affected in any way whatsoever by any delegation of services by the Subadviser to any affiliate; and (iii) such delegation does not constitute an "assignment" of this Agreement, in whole or in part, within the meaning of the 1940 Act and the Commission's rules thereunder.

8. Co-Managers understand that the value of investments made for the Portfolio may increase as well as decrease, is not guaranteed and past performance is no guarantee of future results. Subadviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Portfolio or the performance of the portfolio relative to any standard or index, including other clients of Subadviser. Co-Managers acknowledge that the Portfolio is designed for the described investment objective and is not intended as a complete investment program and also understands that investment decisions made on behalf of the Portfolio by Subadviser are subject to various market and business risks. During the term of this Agreement, the Co-Managers agree to furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12. (a) The confidentiality obligations of the Subadviser and the Co-Managers with respect to the securities and other holdings of the Portfolio are set forth in the Confidentiality Agreement, by and between the Subadviser and the Co-Managers, dated as of May 20, 2009. The non-disclosure obligations of the Subadviser and the Co-Managers with respect to the proprietary information of the other party are set forth in the Non-Disclosure Agreement, by and between the Subadviser and the Co-Managers, dated as of May 20, 2009.

(b) The Co-Managers' use of certain registered service marks owned by the Subadviser and/or the Subadviser's affiliates in connection with the Portfolio shall be governed by a Service Mark License Agreement, by and between the Subadviser and the Co-Managers, which shall be entered into at a future date. Until such Service Mark License Agreement is entered into, the parties agree that the name of the Subadviser, the names of any affiliates of the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Subadviser and its affiliates. Until such Service Mark License Agreement is entered into, Co-Managers and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval and under sole control of the Subadviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Co-Managers and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names. The Co-Managers and the Trust agree they will review with the Subadviser any advertisement, sales literature, or notice prior to its use that makes reference to the Subadviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Subadviser shall have no responsibility to ensure of the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations.

If Co-Managers or the Trust make an unauthorized use of the Subadviser's names derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Subadviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Subadviser will be entitled to injunctive relief

(c) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one instrument.

(d) Notwithstanding the forgoing, this Agreement (including any exhibits hereto) constitutes the entire agreement among the Co-Managers and the Subadviser with respect to the subject matter hereof and supercedes all prior agreements, understandings and negotiations, both written and oral, between the Co-Managers and the Subadviser with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

PYRAMIS GLOBAL ADVISORS, LLC

By: /s/Michael Palermo

Name: Michael Palermo

Title: SVP, Head of Relationship Management

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Pyramis Global Advisors, LLC (Pyramis), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Pyramis an advisory fee on the net assets managed by Pyramis that is equal, on an annualized basis, to the following:

Proposed Subadvisory Arrangements	Advisory Fee*
AST FI Pyramis® Quantitative Portfolio

0.35% of average daily net assets to $250 million;

0.30% of average daily net assets over $250 million to $500 million;

0.25% of average daily net assets over $500 million to $1 billion;

0.20% of average daily net assets over $1 billion

*The subadvisory relationship with Pyramis is subject to a relationship pricing discount. The effective monthly subadvisory fees for the AST FI Pyramis® Quantitative Portfolio will be reduced by the following percentages based on the combined average daily net assets of each of the AST portfolios that Pyramis subadvises for the Manager:

•	Combined assets up to $1 billion: 2.5% fee reduction.
•	Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction.
•	Combined assets between $2.5 billion and $5 billion: 7.5% fee reduction.
•	Combined assets above $5.0 billion: 15.0% fee reduction.

Dated as of: February 10, 2014

MANAGEMENT OF PYRAMIS GLOBAL ADVISORS, LLC

Pyramis Global Advisors, LLC (Pyramis) is a U.S. registered investment adviser headquartered at 900 Salem Street, Smithfield, Rhode Island 02917. Pyramis was founded by FMC LLC and has been providing investment management services to high net worth and institutional clients since 2005. Pyramis is an indirect wholly-owned subsidiary of FMR LLC. Pyramis managed approximately $203 billion in assets as of December 31, 2013.

The table below lists the name, address, and position for Pyramis’ principal executive officer and each director.

Name & Address*	Position
Maureen Fitzgerald	Director
Pam Holding	Director (Chief Investment Officer)
Mike Jones	Director (President, Chief Executive Officer, Chairman)
Doug Moore	Director (Chief Financial Officer)
Joseph Nedder	Director
Michael P. Palermo	Director
Clay Luby	Treasurer
John J. Hitt	Secretary
David Shore	Assistant Secretary
Charles M. Morgan	Assistant Secretary
Linda Wondrack 245 Summer Street Boston, MA 02210	Chief Compliance Officer
Ian Baker	Vice President
Horace Codjoe	Vice President

* Unless otherwise noted, the principal mailing address of each officer and director is 900 Salem Street, Smithfield, RI 02917.

COMPARABLE FUNDS FOR WHICH PYRAMIS SERVES AS ADVISER OR SUBADVISER

Pyramis does not serve as adviser or subadviser to any comparable funds.

SHAREHOLDER INFORMATION

As of April 1, 2014, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 1, 2014, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST FI Pyramis Quantitative Portfolio	Pruco Life Insurance Company PLAZ Annuity	Attn Separate Accounts –7th 213 Washington St Newark, NJ 07102	270,248,762.311/ 63.5081%
	Pru Annuity Distributor Inc	Attn Separate Accounts –7th Floor 213 Washington St Newark, NJ 07102	126,987,981.176/ 29.8420%
	Pruco Life Insurance Company PLNJ Annuity	Attn Separate Accounts –7th 213 Washington St Newark, NJ 07102	27,898,659.478/ 6.5562%

1 See Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).